UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 8, 2021

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8, 2021, the Board of Directors (the “Board”) of Kaman Corporation (the “Company”) appointed James G. Coogan to serve as the Senior Vice President and Chief Financial Officer of the Company, effective immediately. Mr. Coogan succeeds Robert D. Starr who served as the Chief Financial Officer of the Company since July 1, 2013.
Mr. Coogan, age 40, has served in various roles since joining the Company in 2008, most recently serving as Vice President – Investor Relations and Corporate Development since January 2020, Vice President – Investor Relations from April 2017 through December 2019 and Assistant Vice President – SEC Compliance and External Reporting from January 2013 through April 2017. Before that he served as Director, External Reporting and SEC Compliance, and Manager, External Reporting and SEC Compliance. Prior to joining the company, Mr. Coogan held positions of increasing responsibility at Ann Taylor Stores Corporation, Mohegan Tribal Gaming Authority and PricewaterhouseCoopers. He is a 2016 graduate of the Yale School of Management, where he received an MBA degree in Sustainability, and a 2005 and 2002 graduate of the University of Connecticut, where he received Master of Science and Bachelor of Science degrees in Accounting.

Mr. Coogan has no family relationships with any director or executive officer of the Company, and there were no understandings or arrangements with any person pursuant to which he was selected as an officer of the Company. In addition, he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
On July 8, 2021, the Compensation Committee of the Board (the “Committee”) approved the compensatory arrangements that will be applicable to Mr. Coogan upon the effective date of his appointment as Senior Vice President and Chief Financial Officer of the Company, the material terms of which are as follows:

•Mr. Coogan will become Senior Vice President and Chief Financial Officer effective as of July 8, 2021. He will report directly to the President and Chief Executive Officer.
•His transition will begin immediately.
•He will receive an annualized base salary of $380,000, payable monthly.
•He will be eligible for an annual cash incentive award, with an initial target equal to 60% of his base salary. His annual cash incentive award will be pro-rated to reflect his actual time in office.
•Beginning in February 2022, he will be eligible for a long-term incentive award, with an initial target equal to 140% of his base salary

On July 8, 2021, Mr. Starr was notified that he will cease to be the Chief Financial Officer of the Company, effective immediately, and that his employment with the Company will be terminated without cause, effective as of July 31, 2021 (the “Termination Date”). In order to facilitate an orderly transition of his duties and responsibilities, Mr. Starr will continue to serve as an Executive Vice President of the Company through the Termination Date.

On July 8, 2021, the Committee approved Amendment No. 1 (the “Amendment”) to Mr. Starr’s Executive Employment Agreement, dated as of November 18, 2014, by and between the Company and Mr. Starr (the “Executive Employment Agreement”). The Amendment modifies the compensation and severance benefits that Mr. Starr will be entitled to receive upon the termination of his employment and the fulfillment of all necessary conditions precedent set forth in the Executive Employment Agreement. In brief, the Amendment provides that the lump-sum severance benefit payable to Mr. Starr will be based, in part, on a multiple of his current target bonus rather than the most recent annual bonus actually paid. In all other respects, the Executive Employment Agreement, and the compensation and severance benefits payable to Mr. Starr upon the termination of his employment, remains unchanged.

A copy of the Amendment is filed as Exhibit 10.1 to this report and a copy of the Executive Employment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 18, 2014, both of which are hereby incorporated herein by reference. The foregoing summary of the compensation and severance benefits payable to Mr. Starr upon the termination of his employment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment and the Executive Employment Agreement.

Item 7.01 Regulation FD Disclosure

On July 8, 2021, the Company issued a press release announcing the appointment of Mr. Coogan as the successor to Mr. Starr. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished with this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
10.1	Amendment No. 1 to Executive Employment Agreement, dated July 8, 2021, by and between the Company and Mr. Starr.
99.1	Press Release, dated July 8, 2021, announcing the appointment of James G. Coogan.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: July 8, 2021